John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on May 1, 2025, and payable on May 30, 2025. No action is required on your part.

Distribution Period:	May 2025
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable May 30, 2025, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 05/01/2025-05/31/2025		11/1/2024-05/31/2025 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0701	85%	0.3817	66%
Net Realized Short-
Term Capital Gains	0.0124	15%	0.0822	14%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0210	4%
Return of Capital or
Other Capital
Source	0.0000	0%	0.0926	16%
Total per common
share	0.0825	100%	0.5775	100%

Average annual total return (in relation to NAV) for the 5 years ended on April 30, 2025				10.88%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2025				7.42%
Cumulative total return (in relation to NAV) for the fiscal year through April 30, 2025				2.06%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of April
30, 2025				4.33%

1The Fund’s current fiscal year began on November 1, 2024 and will end on October 31, 2025.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the May 2025 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the Manulife John Hancock Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on June 2, 2025, and payable on June 30, 2025. No action is required on your part.

Distribution Period:	June 2025
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable June 30, 2025, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 06/01/2025-06/30/2025		11/1/2024-06/30/2025 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0614	74%	0.4447	67%
Net Realized Short-
Term Capital Gains	0.0146	18%	0.1049	16%
Net Realized Long-
Term Capital Gains	0.0065	8%	0.0447	7%
Return of Capital or
Other Capital
Source	0.0000	0%	0.0657	10%
Total per common
share	0.0825	100%	0.6600	100%

Average annual total return (in relation to NAV) for the 5 years ended on May 31, 2025				10.17%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2025				7.34%
Cumulative total return (in relation to NAV) for the fiscal year through May 31, 2025				3.77%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of May
31, 2025				4.89%

1The Fund’s current fiscal year began on November 1, 2024 and will end on October 31, 2025.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the June 2025 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the Manulife John Hancock Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on July 1, 2025, and payable on July 31, 2025. No action is required on your part.

Distribution Period:	July 2025
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable July 31, 2025, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 07/01/2025-07/31/2025		11/1/2024-07/31/2025 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0233	28%	0.4685	63%
Net Realized Short-
Term Capital Gains	0.0022	3%	0.1087	15%
Net Realized Long-
Term Capital Gains	0.0040	5%	0.0508	7%
Return of Capital or
Other Capital
Source	0.0530	64%	0.1145	15%
Total per common
share	0.0825	100%	0.7425	100%

Average annual total return (in relation to NAV) for the 5 years ended on June 30, 2025				11.07%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2025				7.28%
Cumulative total return (in relation to NAV) for the fiscal year through June 30, 2025				5.27%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of June
30, 2025				5.46%

1The Fund’s current fiscal year began on November 1, 2024 and will end on October 31, 2025.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the July 2025 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the Manulife John Hancock Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on August 1, 2025, and payable on August 29, 2025. No action is required on your part.

Distribution Period:	August 2025
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable August 29, 2025, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 08/01/2025-08/31/2025		11/1/2024-08/31/2025 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0653	79%	0.5330	65%
Net Realized Short-
Term Capital Gains	0.0009	1%	0.1100	13%
Net Realized Long-
Term Capital Gains	0.0090	11%	0.0802	10%
Return of Capital or
Other Capital
Source	0.0073	9%	0.1018	12%
Total per common
share	0.0825	100%	0.8250	100%

Average annual total return (in relation to NAV) for the 5 years ended on July 31, 2025				10.55%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2025				7.12%
Cumulative total return (in relation to NAV) for the fiscal year through July 31, 2025				8.26%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of July
31, 2025				5.94%

1The Fund’s current fiscal year began on November 1, 2024 and will end on October 31, 2025.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the August 2025 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the Manulife John Hancock Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on September 2, 2025, and payable on September 30, 2025. No action is required on your part.

Distribution Period:	September 2025
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable September 30, 2025, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 09/01/2025-09/30/2025		11/1/2024-09/30/2025 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0695	84%	0.6011	66%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.1825	20%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.1003	11%
Return of Capital or
Other Capital
Source	0.0130	16%	0.0236	3%
Total per common
share	0.0825	100%	0.9075	100%

Average annual total return (in relation to NAV) for the 5 years ended on August 31, 2025				10.49%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2025				7.08%
Cumulative total return (in relation to NAV) for the fiscal year through August 31, 2025				9.63%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
August 31, 2025				6.49%

1The Fund’s current fiscal year began on November 1, 2024 and will end on October 31, 2025.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the September 2025 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice. s

If you have questions or need additional information, please contact your financial professional or call the Manulife John Hancock Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on October 1, 2025, and payable on October 31, 2025. No action is required on your part.

Distribution Period:	October 2025
Distribution Amount Per Common Share:	$0.0825

The following table sets forth the estimated sources of the current distribution, payable October 31, 2025, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 10/01/2025-10/31/2025		11/1/2024-10/31/2025 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0291	35%	0.6262	63%
Net Realized Short-
Term Capital Gains	0.0078	10%	0.1921	20%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.1717	17%
Return of Capital or
Other Capital
Source	0.0456	55%	0.0000	0%
Total per common
share	0.0825	100%	0.9900	100%

Average annual total return (in relation to NAV) for the 5 years ended on September 30,
2025				11.41%
Annualized current distribution rate expressed as a percentage of NAV as of September 30,
2025				6.96%
Cumulative total return (in relation to NAV) for the fiscal year through September 30, 2025				12.12%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
September 30, 2025				6.96%

1The Fund’s current fiscal year began on November 1, 2024 and will end on October 31, 2025.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the October 2025 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0825 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the Manulife John Hancock Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.